INVESCO SPECIALTY FUNDS, INC.
                 INVESCO Worldwide Communications Fund
                        Supplement to Prospectus
                         dated December 1, 1996


The section of the Fund's Prospectus entitled "The Funds and Their Management" is amended to (1) delete the seventh paragraph and (2) substitute the following new paragraph in its place:

Communications Fund
Brian B. Hayward
     Portfolio manager of the Fund since July 1997; portfolio manager of INVESCO Trust Company. Mr. Hayward also manages the INVESCO Strategic Portfolios, Inc. - Utilities Portfolio and the INVESCO VIF - Utilities Portfolio of INVESCO Variable Investment Funds, Inc. Previously, he was a senior equity analyst for Mississippi Valley Advisors in St. Louis, Missouri. Mr. Hayward earned a B.A. in Mathematics and his M.A. in Economics from the University of Missouri. He began his investment career in 1985. He is a Chartered Financial Analyst.

The date of this supplement is July 1, 1997.